UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 23, 2016

ADVANCED BIOENERGY, LLC

(Exact name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-52421	20-2281511
(Commission File Number)	(I.R.S. Employer Identification No.)

8000 Norman Center Drive Suite 610 Bloomington, MN	55437
(Address of Principal Executive Offices)	(Zip Code)

763-226-2701

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

As reported in Item 8.01, attached as Exhibit 99.1 to this Current Report is a letter that Advanced BioEnergy, LLC.  (the “Company” or “ABE”) sent to its unitholder members beginning on or about December 23, 2016 (“Unitholder Letter”).  This Unitholder Letter contains information about the Company’s expected taxable income per unit for calendar 2016, which will be approximately $0.27 per unit.

Item 8.01 Other Events

Attached as Exhibit 99.1 to this Current Report is the Company’s December 23, 2016 Unitholder Letter, which includes information about the Company’s fiscal 2016 financial and operational performance, tax reporting, annual meeting date, and timing of the delivery of 2016 Schedules K-1.

Item 9.01.Financial Statements and Exhibits

The following Exhibit is attached:

Exhibit 99.1	Advanced BioEnergy, LLC. December 23, 2016 Letter to Members

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED BIOENERGY, LLC

	By:	/s/ Richard R. Peterson
Richard R. Peterson
President, Chief Executive Officer and
Chief Financial Officer

Date: December 23, 2016